EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
Supplement to Prospectus dated March 1, 2017

Effective immediately, the following replaces “Fees and Expenses of the Fund” in “Fund Summaries – Short Duration Government Income Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds.  Certain financial intermediaries also may offer variations in Fund sales charges to their customers, which when available will be described in an appendix to the Prospectus.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 26 of this Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	0.00%	0.00%	0.00%
Distribution and Service (12b-1) Fees	0.25%	0.85%	None
Other Expenses	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(1)	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	0.96%	1.56%	0.71%
Expense Reimbursement(2)	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.90%	1.50%	0.65%

(1)

Reflects the Fund’s allocable share of the management fees and other expenses of the investment companies in which the Fund invested during its fiscal year ended October 31, 2016 as follows: 0.52% of Short-Term U.S. Government Portfolio (the “Portfolio”); 0.04% of Senior Debt Portfolio; and 0.03% of Government Obligations Portfolio.  Effective as of February 27, 2017, the Fund invested in the Portfolio and may invest directly in certain other investments as described below.

(2)

The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.90% for Class A shares, 1.50% for Class C shares and 0.65% for Class I shares. This expense reimbursement will continue through February 28, 2019. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$315	$518	$738	$1,371	$315	$518	$738	$1,371
Class C shares	$253	$487	$844	$1,851	$153	$487	$844	$1,851
Class I shares	$66	$221	$389	$877	$66	$221	$389	$877

June 1, 2017	26129 6.1.17